SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):   November 13, 2002

FIDELITY NATIONAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Georgia	0-22374	58-1416811

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3490 Piedmont Road, Suite 1550, Atlanta, Georgia 30305

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including area code: (404) 240-1504

Item 9. Regulation FD Disclosure.
Section 906 Certification of the CEO
Section 906 Certification of the CFO

Item 9.  Regulation FD Disclosure.

     Attached as Exhibits 99.3 and 99.4 are the Certifications of the Chief Executive Officer and the Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

FIDELITY NATIONAL CORPORATION

BY:	/s/ M. Howard Griffith, Jr.

M. HOWARD GRIFFITH, JR. CHIEF FINANCIAL OFFICER

Date: November 13, 2002

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